                             AMENDMENT NO. 1 TO THE
                              MICROSOFT CORPORATION
                           1995/1996 CHANNEL AGREEMENT

This Amendment No. 1 ("Amendment") amends that certain Microsoft Corporation 1995/1996 Channel Agreement ("Agreement") dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and DJ&J SOFTWARE D/B/A EGGHEAD ("CUSTOMER") having its principal place of business at 22705 East Mission, Liberty Lake, WA 99019. The Agreement is hereby amended as follows:

2.   TERM OF AGREEMENT

Section 2.1 is replaced in its entirety with the following:

     "2.1 TERM

This Agreement shall take effect on the date indicated above and shall continue until June 30, 1997."

3.   CUSTOMER OBLIGATIONS

Section 3.6 is replaced in its entirety with the following:

     "3.6 TAXES

          3.6(a)    CUSTOMER TAXES

All amounts to be paid by CUSTOMER to MS herein are exclusive of any federal, state, municipal or other governmental taxes, including income, franchise, excise, sale, use, gross receipts, value added, goods and services, property or similar tax, now or hereafter imposed on CUSTOMER. Such charges will be the responsibility of CUSTOMER and may not be passed on to MS, unless they are owed solely as a result of entering into this Agreement and are required to be collected from MS by CUSTOMER under applicable law.

          3.6(b)    BILLING AND COLLECTION

CUSTOMER will bill, collect and remit sales, use, value added, and other comparable taxes determined by CUSTOMER to be due with respect to the distribution of the Product. Microsoft is not liable for any taxes, including without limitation, income taxes, withholding taxes, value added, franchise, gross receipt, sales, use, property or similar taxes, duties, levies, fees, excises or tariffs incurred in connection with or related to the distribution of the Product. CUSTOMER takes full responsibility for all such taxes, including penalties, interest and other additions thereon.

          3.6(c)    WITHHELD TAXES

If, after a determination by foreign tax authorities, any taxes are required to be withheld, on payments made by CUSTOMER to Microsoft, CUSTOMER may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided, however, that CUSTOMER shall promptly secure and deliver to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S. Foreign Tax Credit. CUSTOMER will make certain that any taxes withheld are minimized to the extent possible under applicable law.

CUSTOMER shall indemnify, defend and hold MS harmless from any Claims arising from or related to any failure by CUSTOMER to comply with this Section."

IN WITNESS WHEREOF, the parties have executed this Amendment as of the dates indicated below. The Amendment is hereby made part of the Agreement. Any terms and conditions of the Agreement not modified herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

MICROSOFT CORPORATION ("MS")                 DJ&J SOFTWARE D/B/A EGGHEAD
                                             ("CUSTOMER")


By: /s/ Johan Liedgren                       By: /s/ Peter Grossman
   ----------------------------                 ----------------------------

        Johan Liedgren                               Peter Grossman
-------------------------------             -------------------------------
Name (please print)                          Name (please print)

  Director, Channel Policies                         Executive V.P.
-------------------------------             -------------------------------
Title                                       Title

           7/11/96                                      7/1/96
-------------------------------              -------------------------------
Date                                         Date


                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

                             AMENDMENT NO. 1 TO THE
                            ADDENDUM OF THE MICROSOFT
                           1995/1996 CHANNEL AGREEMENT
                       (APPOINTMENT AS A DIRECT RESELLER)

This Amendment No. 1 ("Amendment") amends that certain Addendum to The Microsoft 1995/1996 Channel Agreement (the "Agreement") (Appointment As A Direct Reseller) ("Addendum") dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and DJ&J SOFTWARE D/B/A EGGHEAD ("CUSTOMER") having its principal place of business at 22705 East Mission, Liberty Lake, WA 99019. The Addendum is hereby amended as follows:

5.   CUSTOMER AND MS OBLIGATIONS

     5.2  DELIVERY AND PRODUCT DISTRIBUTION

Paragraphs 2 and 3 are replaced in their entirety with the following:

"In any month CUSTOMER participates in the MS Account Forecasting System ("AFS") Program as outlined in MS' then current AFS Program Guidelines, for which MS is allowed to choose the freight carrier and a mutually agreed-upon guaranteed delivery window is established whereby Product is unloaded from the carrier within four (4) hours of arrival, one hundred percent (100%) of the freight cost of delivery of Product to each CUSTOMER warehouse, excluding consolidation centers, will be paid by MS."

Section 5.3 is replaced in its entirety with the following:

     "5.3 ORDER PROCESSING

CUSTOMER shall order Product from MS via EDI purchase order. All orders by CUSTOMER shall be in Master Pack quantities only. MS shall have ten (10) days from receipt to reject any purchase order. MS shall fulfill unconditional EDI purchase orders from CUSTOMER subject to CUSTOMER's credit limits, current payment status, and approved Average Payment Days ("APD") guidelines as determined by MS.

Except as provided herein, CUSTOMER shall have the right to change or cancel any purchase order, provided that CUSTOMER notifies MS of the change or cancellation no later than forty-eight (48) hours prior to the order shipment to CUSTOMER by MS. Should CUSTOMER choose to change or cancel a purchase order, CUSTOMER must contact its Microsoft Account Management Specialist with such change or cancellation request.

Notwithstanding the foregoing, MS reserves the right to limit order quantities."

     5.5  INVENTORY BALANCING

Section 5.5 is amended to include the following as the final paragraph:

"MS may, at its sole discretion, allow CUSTOMER to exceed the Inventory Balancing limits outlined above, provided that all such additional Inventory Balancing shall be subject to a [*] percent [*] handling fee. Should CUSTOMER's actual Inventory Balancing percentage for any two month period be less than the Inventory Balancing limits outlined above, the remainder of any such Inventory Balancing limit (i.e. [*] limit less .75% actual credit = [*] remaining credit) may be used to increase CUSTOMER's Inventory Balancing limit for any future period. Any additional Inventory Balancing limit accrued shall expire on June 30, 1997."

* Confidential Treatment Requested

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

     5.6  PRIOR VERSION CREDIT

Section 5.6(a) if deleted in its entirety.

Section 5.6(c) is replaced in its entirety with the following:

          "(c) CUSTOMER shall be eligible to receive a Purchase Credit for up to (300) days from the date the new version of such Product first ships from MS to CUSTOMER;"

Section 5.6 is amended to include the following as the final paragraph:

"MS may, at its sole discretion, allow CUSTOMER to return Prior Version Product for Purchase Credit for the period of [*] days to [*] days from the date the new version of such Product first ships from MS to CUSTOMER, provided that all such returns shall be subject to a [*] percent [*] handling fee. In no event shall MS accept returns of Prior Version Product after [*] days. All Product returned for Prior Version Credit must be in resaleable condition.

     5.7  UNRESALEABLE PRODUCT ALLOWANCE

Section 5.7 is replaced in its entirety with the following:

"Every other month CUSTOMER shall be eligible to receive a Purchase Credit of up to [*] percent [*] of CUSTOMER's net purchases, excluding Microsoft Variable Licenses, Microsoft Enterprise Licenses, and Microsoft Maintenance, for the previous two (2) Months. Such Purchase Credit shall be to compensate CUSTOMER for Product held in CUSTOMER's inventory which is no longer resaleable. All Unresaleable Product shall be audited by MS. No Return Authorization will be issued by MS, instead to receive the Unresaleable Product Credit, CUSTOMER must submit its Unresaleable Product Allowance returns report, in a format determined by CUSTOMER, to CUSTOMER's Microsoft Account Management Specialist no later than two (2) days prior to MS' scheduled audit. Such Unresaleable Product Allowance report shall include the MS part number, CUSTOMER's part number, product description, quantity, unit price, and extended price. Unresaleable Product may not be resold or donated.

MS may, at its sole discretion, allow CUSTOMER to exceed its Unresaleable Product Allowance, provided that all such additional Unresaleable Product Allowance shall be subject to a [*] percent [*] handling fee. Should CUSTOMER's actual Unresaleable Product Allowance for any two month period be less than [*] percent [*], the remainder of the Unresaleable Product Allowance limit (i.e.
[*] limit less .75% actual credit = [*] remaining credit) may be used to increase CUSTOMER's Unresaleable Product Allowance for any future period. Any additional Unresaleable Product Allowance accrued shall expire on June 30, 1997.

Unresaleable Product is defined only as current MS Product not fit for resale. In no event shall CUSTOMER be eligible to receive a Unresaleable Product Allowance for any Prior Version or obsolete Product no longer eligible for return in accordance with the terms of Section 5.6."

* Confidential Treatment Requested

AMENDMENT NO. 1 TO THE ADDENDUM TO
THE MICROSOFT CHANNEL AGREEMENT
(APPOINTMENT AS A DIRECT RESELLER)                                        PAGE 2

The Addendum is amended to add the following as Section 7:

"7.  EXPORT RESTRICTIONS

All Product distributed by CUSTOMER pursuant to this Agreement is subject to the export control laws and regulations of the United States. CUSTOMER agrees that CUSTOMER will not directly or indirectly: (i) export or transmit any Product to any country to which such export or transmission is restricted by any applicable U.S. regulation or statute (currently including, but not limited to Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro, U.N. Protected Areas and areas of Republic of Bosnia and Herzegovina under the control of Bosnian Serb forces), Iran, Iraq, Libya, North Korea, and Syria), without the prior written consent, if required, of the Bureau of Export Administration of the U.S. Department of Commerce, or such other governmental entity as may have jurisdiction over such export or transmission; or (ii) provide any Product in any manner to any Reseller or End User whom CUSTOMER knows or has reason to know will utilize such Product in the design, development or production of nuclear, chemical or biological weapons."

IN WITNESS WHEREOF, the parties have signed this Amendment as of the dates indicated below. The Amendment is hereby made part of the Addendum. Any terms and conditions of the Addendum or Agreement not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

MICROSOFT CORPORATION ("MS")                 DJ&J SOFTWARE D/B/A EGGHEAD
                                             ("CUSTOMER")


By: /s/ Johan Liedgren                       By: /s/ Peter Grossman
   ----------------------------                 ----------------------------

        Johan Liedgren                               Peter Grossman
-------------------------------             -------------------------------
Name (please print)                          Name (please print)

  Director, Channel Policies                         Executive V.P.
-------------------------------             -------------------------------
Title                                       Title

           7/11/96                                      7/1/96
-------------------------------              -------------------------------
Date                                         Date


AMENDMENT NO. 1 TO THE ADDENDUM TO
THE MICROSOFT CHANNEL AGREEMENT
(APPOINTMENT AS A DIRECT RESELLER)                                        PAGE 3

                             AMENDMENT NO. 2 TO THE
                    REBATE AND MARKETING FUND ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT

This Amendment No. 2 ("Amendment") amends that certain Rebate and Marketing Fund Addendum (as amended "Addendum") to The Microsoft 1995/1996 Channel Agreement (as amended "Agreement"), dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and DJ&J SOFTWARE D/B/A EGGHEAD ("CUSTOMER") having its principal place of business at 22705 East Mission, Liberty Lake, WA 99019. The Addendum is hereby amended as follows:

2.   TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of July 1, 1996, and shall expire on December 31, 1996."

4.   REBATES

The section is replaced in its entirety with:

     "4.1 PACKAGED PRODUCT REBATE

CUSTOMER is eligible to receive up to a [*] percent [*] Rebate on its Qualified Sales, excluding Open License sales, made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the Rebate Program Guidelines outlined in Schedule B.

     4.2  OPEN LICENSE REBATE

CUSTOMER is eligible to receive up to a [*] percent [*] Rebate on its Open License sales made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the those portions of the Packaged Product Rebate Guidelines outlined in Schedule J.

     4.3  PROVISION FOR EARLY PAYMENT OF REBATES

Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate and Marketing Fund Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines."

5.   MARKETING FUNDS

Section 5.4, Marketing Fund Reimbursement Policy, is deleted in its entirety.

The Addendum is amended to include the following as Section 7:

"7.  FAILURE TO EXECUTE

CUSTOMER shall not be eligible to receive Rebates or Opportunity Marketing Funds until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by July 1, 1996, for each full month after July 1, 1996, in which this Addendum is not executed, CUSTOMER shall forfeit such month's Achievement Rebate."

* Confidential Treatment Requested

                 MICROSOFT CONFIDENTIAL - DISCLOSURE PROHIBITED

SCHEDULE B, REBATE PROGRAM GUIDELINES.

The Schedule as previously amended is replaced in its entirety with the attached Schedule K.

SCHEDULE G, MARKETING FUND REIMBURSEMENT POLICY.

The Schedule as previously amended is removed in its entirety.

SCHEDULE J, OPEN LICENSE REBATE PROGRAMS.

The Schedule is replaced in its entirety with the attached Schedule L.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                    AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS"):                DJ&J SOFTWARE D/B/A EGGHEAD
                                             ("CUSTOMER"):


By  /s/ Johan Liedgren                       By  /s/ Peter Grossman
   ----------------------------                 ----------------------------

        Johan Liedgren                               Peter Grossman
-------------------------------             -------------------------------
Name (please print)                          Name (please print)

  Director, Channel Policies                         Executive V.P.
-------------------------------             -------------------------------
Title                                       Title

           7/11/96                                      7/1/96
-------------------------------              -------------------------------
Date                                         Date


AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                     PAGE 2

                                   SCHEDULE K

                              JULY - DECEMBER, 1996
                                REBATE GUIDELINES

PROGRAMS: Microsoft offers five (5) rebate programs for the July - December, 1996 Rebate period. The total available Rebate is divided as follows:

     ---------------------------------------------------------------------
                                                        MAXIMUM PERCENTAGE
                    REBATE PROGRAM                           AVAILABLE
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     Achievement Program                                        [*]
     ---------------------------------------------------------------------
     Total Sales-out Program                                    [*]
     ---------------------------------------------------------------------
     Desktop Applications Division Sales-out Program            [*]
     ---------------------------------------------------------------------
     Interactive Media Division Sales-out Program               [*]
     ---------------------------------------------------------------------
     Inventory Management Program                               [*]
     ---------------------------------------------------------------------
     TOTAL                                                      [*]
     ---------------------------------------------------------------------

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft Purchase Credit forty-five (45) days after the end of each quarterly Rebate Period (i.e. November 15th for the July - September, 1996 quarter). Rebates are calculated by multiplying the achieved Rebate percentage by the total Qualified Sales for the Rebate Period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarterly Rebate Period.

PURCHASES THROUGH DISTRIBUTION: CUSTOMER's full packaged product and MLP purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a CURRENT VERSION of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the quarter end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

     MICROSOFT CORPORATION
     ONE MICROSOFT WAY
     BLDG. 22/4054
     REDMOND, WA 98052
     ATTN.: KRISTIN WEEBER, MARKETING MANAGER

ACHIEVEMENT REBATE PAYMENT: The Microsoft Achievement Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Achievement Rebate criteria in a given month, CUSTOMER will be entitled to [*] percent [*] of that month's total Qualified Sales. The Rebate payment will be made forty-five (45) days after the end of each quarterly Rebate Period.

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute Rebate payment.

* Confidential Treatment Requested

AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE K1

--------------------------------------------------------------------------------
                           ACHIEVEMENT REBATE PROGRAM
--------------------------------------------------------------------------------

PROGRAM OBJECTIVES: The objective of the Achievement Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting, and EDI ordering for Select 3.0.

ACHIEVEMENT: During any given month, failure to achieve any or all of the current Achievement criteria will result in the forfeiture of the entire Achievement Rebate for that month. In any month CUSTOMER has already forfeited its Achievement Rebate, and violates one or more of the Achievement Rebate criteria, MS reserves the right to withhold any or a portion of CUSTOMER's other available Rebate.

1.   MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, [*] percent [100%] of the gross invoice value for non-Select and [*] of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Additionally, no greater than [*]percent [*] of the gross value for Select invoices shall be past net 60 days. Unapplied credits will be excluded from the calculation.

2.   MICROSOFT STREET DATE REQUIREMENTS

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

     - Ship or deliver the product to any end-user customer prior to the Street Date.
     - Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
     - Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
     - Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Achievement Rebate for the six month Rebate Period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.   MICROSOFT SELECT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions are defined as 850/855 EDI transactions. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

* Confidential Treatment Requested

AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE K2

4.   MICROSOFT REPORTING REQUIREMENTS

ALL REPORTS OUTLINED BELOW MUST BE TIMELY, ACCURATE, AND COMPLETE. FOR PURPOSES OF THIS AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.

Reporting is defined as a weekly report sent to Microsoft via Electronic Data Interchange format ("EDI") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI reports available to MS' EDI mailbox each Monday by 1:00 pm (Pacific time). These reports shall cover the seven-day period (Sunday through Saturday EOB) ending the previous Saturday night. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MICROSOFT PRODUCT REPORTING RULES

- Each unit of Microsoft single license Full Package Product should be reported as one (1) unit.
     EXAMPLE: MICROSOFT-Registered Trademark- WORD FOR WINDOWS-Registered Trademark- FPP-REPORT AS ONE (1) UNIT
-    Any single Microsoft Multiple License Pack (MLP) should be reported as one
     (1) unit.
     EXAMPLE: MICROSOFT-Registered Trademark- WINDOWS NT-Trademark- WORKSTATION LICENSE PACK 20 USER - REPORT AS ONE (1) UNIT.
- All Microsoft Volume Licensing Agreements (such as Open Licenses, Select Variable Licenses and Enterprise Licenses) should be reported as one unit for each license sold.
     EXAMPLE: MICROSOFT SELECT MVLP LEVEL B (MIN 8000 LICENSES) AGREEMENT - CUSTOMER BUYS 9356 WORD
- All Microsoft Mail Servers and Network Operating Systems must be reported as one (1) unit for each server license sold. Do not report client licenses.

Accounts are required to report units sold and inventory units for each Microsoft SKU, but are required only to report the total license count for competitive products sold for each category. All SKUs for these titles should be counted, including full packaged product, upgrades, license packs, initial sale of new maintenance and education and government SKUs of the foregoing. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MARKET SHARE REPORTING

The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list. For a comprehensive competitive SKU list please contact your Microsoft Channel Measurement Specialist.

A comprehensive competitive SKU list shall be provided to CUSTOMER at the beginning of each quarter. CUSTOMER must implement use of the list no later than thirty (30) days after receiving the list. To the extent that CUSTOMER sells any of the products contained on the list, CUSTOMER's Internal Market Share reporting will include those SKUs. If between quarters there are any new major releases of competitive products that fall under the competitive product categories or upgrades to products already listed on the competitive SKU list, CUSTOMER shall include those SKUs in CUSTOMER's Internal Market Share reporting immediately upon release of new products.

PRODUCTS TRACKED:
--------------------------------------------------------------------------------
         CATEGORY                     COMPETITIVE DOS & WINDOWS PRODUCTS
--------------------------------------------------------------------------------
WORD PROCESSORS                Adobe Legacy
                               Lotus AmiPro
                               Lotus WordPro
                               Novell WordPerfect
                               Softkey Wordstar
                               Software Publisher Office Writer & WritePlus &
                                 Professional/Write
                               XYQuest XYWrite
--------------------------------------------------------------------------------


AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                   PAGE K3

--------------------------------------------------------------------------------
         CATEGORY                     COMPETITIVE DOS & WINDOWS PRODUCTS
--------------------------------------------------------------------------------
SPREADSHEETS                   Computer Associates SuperCalc
                               Corel-Registered Trademark- Quattro
                                 Pro-Registered Trademark-
                               Lotus 1-2-3
                               Novell-Registered Trademark- Quattro
                                 Pro-Registered Trademark
--------------------------------------------------------------------------------
SUITES                         Corel-Registered Trademark- Office Professional
                               Corel-Registered Trademark- WordPerfect
                                 -Registered Trademark- Suite
                               Lotus Smartsuite
                               Novell-Registered Trademark- Perfect Office
--------------------------------------------------------------------------------
DATABASES                      Alpha 4 & 5
                               Borland dBase
                               Borland Paradox
                               Claris Filemaker Pro
                               Computer Associates Clipper
                               Computer Associates Supervase
                               Dataease
                               Lotus Approach
                               Symantec Q&A
--------------------------------------------------------------------------------
MAIL SERVERS                   Banyon Beyond Mail
SERVERS ONLY                   Lotus cc:Mail
DO NOT REPORT CLIENT LICENSES  Lotus Notes
                               Lotus NoteSuite
                               Novell Groupwise
--------------------------------------------------------------------------------
NETWORK OPERATING SYSTEMS      Banyan
SERVERS ONLY                   Novell-Registered Trademark- Netware-Registered
                                 Trademark- 4.x, 3.x, 2.x -Registered Trademark-
DO NOT REPORT CLIENT LICENSES  Novell-Registered Trademark- UnixWare
                               OS/Lan Server
                               SCO Global Access
                               SCO Open Server/Open Server Enterprise/Open
                                 Server Network Systems
                               SCO Unixware Operating System
                               SCO-Registered Trademark- Unix
--------------------------------------------------------------------------------
DEVELOPER PRODUCTS             Borland C++
                               Borland C++ DBase Tools
                               Borland Delphi
                               Delphi Client/Svr Dev & Kit
                               Delphi Developer 2
                               Gupta Developer Tools
                               Gupta SQL Windows
                               IBM Visual Age Basic
                               IBM Visual Age C++
                               IBM Visual Age Small Talk
                               Metrowerks Codewarrior
                               Natural Intelligence Roaster
                               Oracle Developer/2000
                               Oracle Power Objects
                               Powersoft Powerbuilder
                               Sun Java WorkShop
                               Sunsoft Devpak
                               Symantec C++
                               Symantec Cafe
                               Symantec Enterprise Developer
                               Watcom C++
--------------------------------------------------------------------------------


AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                   PAGE K4

COMPETITIVE PRODUCT MARKET SHARE REPORTING RULES

- Each unit of COMPETITIVE single license FULL PACKAGE PRODUCT should be reported as one (1) unit.
     EXAMPLE: NOVELL PERFECTOFFICE PRO 3.0 FOR WINDOWS FPP-REPORT AS 1 UNIT
- Any single COMPETITIVE product that is a MULTIPLE LICENSE PACK (MLP) should be reported as the exact number of licenses contained in the MLP. Examples of these products include competitive 10 User Packs, 20 User Packs, and 100 User Packs.
     EXAMPLE: WORDPERFECT V6.0 DOS 20-USER LICENSE PACK - REPORT AS 20 UNITS
- All SKUs (with the exception of Mail clients and Network Operating System clients) contained in COMPETITIVE VOLUME LICENSING AGREEMENTS should be reported as one (1) unit for each license sold within the volume license agreement.
     EXAMPLE: LOTUS VPO-LEVEL E 1-2-3 DOS (CUSTOMER BUYS 7421 UNITS) - REPORT AS 7421 UNITS
- COMPETITIVE MAIL SERVERS and NETWORK OPERATING SYSTEMS must be reported as one (1) unit for each SERVER LICENSE SOLD. DO NOT REPORT CLIENT LICENSES.
-    Report MAINTENANCE only at the time the maintenance SKU is sold.

In addition to CUSTOMER's EDI Market Share reporting, CUSTOMER may be required to submit a separate report summarizing Market Share reporting for Non Partners only.

CUSTOMER must supply to MS Monthly AMS Reporting as described in the attached Schedule M. CUSTOMER's AMS Monthly Reporting shall be supplied to MS until CUSTOMER is fully compliant with Weekly EDI Reporting and has MS received three consecutive months' worth of compliant EDI Reporting. Achievement Rebates shall not be granted for AMS Reporting.
--------------------------------------------------------------------------------
                            SALES-OUT REBATE PROGRAMS
--------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of all Sales-out Rebate Programs is to increase the sales of Microsoft products. All license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal, however, the Rebate is paid on full packaged product sales only.

REBATE GOALS: CUSTOMER has first quarter Sales-out goals and total Semester Sales-out goals. CUSTOMER's performance for the first three months of the July - December, 1996, semester will be measured against the first quarter Sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible Rebates earned based on performance against the first quarter goals. At the end of the Semester, CUSTOMER will be measured on their six-month performance against the total Semester goals. Even if CUSTOMER does not meet one hundred percent (100%) of the first quarter goals, CUSTOMER can still achieve one hundred percent (100%) of the Semester goals provided that the Semester goals are met at the end of the Rebate Period.

SALES-OUT DEFINITIONS/MEASUREMENT. MS Product Sales-out is defined as those MS net Product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out Rebate performance.

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the Semester, CUSTOMER will be paid Sales-out Rebates based on performance against the Semester goals. If CUSTOMER achieves greater than [*] percent [*] of each Semester Sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible Sales-out Rebate up to one hundred percent (100%). If CUSTOMER achieves less than [*] percent [*] of any Sales-out Rebate goal, CUSTOMER will not receive any portion of that Sales-out Rebate.

* Confidential Treatment Requested

AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                   PAGE K5

Although MS pays the Sales-out Rebate ultimately based on performance against the Semester Sales-out goal, Microsoft also pays a Sales-out Rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the Rebate after the first quarter to provide incentive for CUSTOMER to focus on Sales-out throughout the entire Semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the Sales-out Rebate.

EXAMPLE: IF CUSTOMER HAS A QUARTERLY TOTAL SALES OUT GOAL OF $1,000,000 AND A SEMESTER TOTAL SALES OUT GOAL $2,500,000, AND CUSTOMER SELLS $800,000 OVER THE FIRST QUARTER PERIOD AND $2,600,000 OVER THE ENTIRE SEMESTER PERIOD, CUSTOMER WILL RECEIVE THE FOLLOWING REBATE PAYMENTS:

     ---------------------------------------------------------------------------
        PERIOD           GOAL     SELL-THROUGH               PAYMENT
                                    ACHIEVED
     ---------------------------------------------------------------------------
     First Quarter    $1,000,000     $800,000    80% of [*] eligible Rebate =
                                                 [*] of July - September sales.
     ---------------------------------------------------------------------------
       Semester       $2,500,000   $2,600,000    104% of [*] eligible rebate =
                                                 [*] of July - December sales
                                                 less first quarter payment. The
                                                 maximum allowable total sales
                                                 out Rebate is [*].
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         TOTAL SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the Total Sales-out Rebate Program is [*] percent [*] of Qualified Sales for the July - December, 1996 Semester.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:
     -    Quarter 1 Goal (July - September, 1996):     [*]
     -    Semester Goal (July - December, 1996):       [*]

--------------------------------------------------------------------------------
             DESKTOP APPLICATIONS DIVISION SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the Desktop Applications Division Sales-out Rebate program is [*] percent [*] of Qualified Sales for the July - December, 1996 Semester.

CUSTOMER's Desktop Applications Division Sales-out Rebate Program goals are as follows:
     -    Quarter 1 Goal (July - September, 1996):     [*]
     -    Semester Goal (July - December, 1996):       [*]

* Confidential Treatment Requested

AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE K6

--------------------------------------------------------------------------------
            INTERACTIVE MEDIA DIVISION (IMD) SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the Interactive Media Division Sales-out Rebate Program is [*] percent [*] of Qualified Sales for the July - December, 1996 Semester.

CUSTOMER's Interactive Media Division Sales-out Rebate Program goals are as follows:

     -    Quarter 1 Goal (July - September, 1996):      [*]
     -    Semester Goal (July - December, 1996):        [*]

--------------------------------------------------------------------------------
                       INVENTORY MANAGEMENT REBATE PROGRAM
--------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of the Inventory Management Rebate Program is to provide an incentive to Partners to manage inventory so that the CUSTOMER's top twenty (20) SKUs are [*] percent [*] in-stock and on outlet shelves at all times.

MEASUREMENT: MS shall conduct quarterly retail audits, which shall include a representative sampling of CUSTOMER's outlets. The results of all audits must confirm CUSTOMER is in-stock on its top twenty (20) SKUs [*] percent [*] of the time. CUSTOMER must submit compliant weekly EDI Inventory reporting in order to receive any portion of the Inventory Management Rebate.

PAYMENT: At the end of the first quarter, CUSTOMER will receive the percentage of the eligible Rebate earned based on CUSTOMER's in-stock performance during the quarter. If CUSTOMER's in-stock performance is greater than [*] percent [*], CUSTOMER will receive the Inventory Management Rebate as follows:

     ---------------------------------------------------------------------------
             PERCENTAGE IN-STOCK                       REBATE PERCENTAGE
     ---------------------------------------------------------------------------
     [*] percent [*] or greater                     [*] percent [*] of the
                                                    available [*] percent [*]
     ---------------------------------------------------------------------------
     [*] percent [*] - [*]                          [*] percent [*] of the
     percent [*]                                    available [*] percent [*]
     ---------------------------------------------------------------------------
     [*] percent [*] - [*]                          [*] percent [*] of the
     percent [*]                                    available [*] percent [*]
     ---------------------------------------------------------------------------

If CUSTOMER achieves less than [*] percent [*] in-stock, CUSTOMER will not receive any portion of the Inventory Management Rebate.

* Confidential Treatment Requested

AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE K7

                                   SCHEDULE L

                              JULY - DECEMBER, 1996
                                  OPEN LICENSE
                                 REBATE PROGRAMS

PROGRAMS: Microsoft offers four (4) Open License Rebate programs for the July - December, 1996 Rebate Period. The total available Rebate is divided as follows:

     ---------------------------------------------------------------------
                                                        MAXIMUM PERCENTAGE
                   REBATE INCENTIVE                          AVAILABLE
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     Achievement Program                                        [*]
     ---------------------------------------------------------------------
     Total Sales-out Program                                    [*]
     ---------------------------------------------------------------------
     Desktop Business Systems Program                           [*]
     ---------------------------------------------------------------------
     Office Sales-out Program                                   [*]
     ---------------------------------------------------------------------
     TOTAL                                                      [*]
     ---------------------------------------------------------------------

All guidelines, including actual Rebate goals, shall be as outlined in Schedule K, July - December, 1996, Rebate Program Guidelines.

* Confidential Treatment Requested

AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                   PAGE L1

                                   SCHEDULE M

                              MONTHLY AMS REPORTING


Each month CUSTOMER will provide to MS an AMS Report by the 10th of the month following the applicable reporting month. Reporting shall be Sell To sales in the format as defined in AMS Reporting Guidelines attached hereto. AMS Reporting shall be in accordance with the AMS Guidelines. If CUSTOMER has multiple outlets, AMS Reporting shall be on an outlet and sales office basis and include outlet or sales office designation (name and number), street address, city, state, and zip code for each outlet or sales office. Reports must be TIMELY, ACCURATE, and COMPLETE to MS' satisfaction. Reporting shall be transmitted in electronic format and sent via modem to 1-800-831-6316, or on tape or diskette to MS at the following address:

                    MICROSOFT
                    RESELLER REPORTING GROUP - 8N/2
                    ONE MICROSOFT WAY
                    REDMOND, WA 98052

"Timely" is defined as Microsoft receiving the AMS reporting by the 10th of each month.

"Accurate" is defined as the AMS fields being correctly populated with accurate information.

"Complete" is defined as the required AMS fields being populated.


AMENDMENT NO. 2 TO THE REBATE AND
MARKETING FUND ADDENDUM TO THE
MICROSOFT 1995/1996 CHANNEL AGREEMENT                                    PAGE M1